                                    LOAN AGREEMENT

    THIS LOAN AGREEMENT (this "Agreement"), is made and entered into this 29th day of December, 1995 by and between DEVELOPMED OPERATING COMPANY, an Ohio general partnership with an address at 919 Old Henderson Road, Columbus, Ohio 43220, (the "Borrower") and JMAC, INC., an Ohio corporation with an address at Suite 150, 150 East Wilson Bridge Road, Worthington, Ohio 43085, (the "Lender"),

                                 W I T N E S S E T H:

    WHEREAS, the Borrower has applied to the Lender for a loan, and the Lender is willing to lend to the Borrower, up to the total principal amount of $8,000,000 in the form of a subordinated credit facility, all upon the terms and conditions hereof and subject to the covenants and agreements hereinafter set forth.

    Now, THEREFORE, the parties agree as follows:


                                   ARTICLE I

                           LOAN AND LOAN COMMITMENT

       Section 1.1. LOAN COMMITMENT. Subject to and upon the terms and conditions hereinafter set forth, the Lender hereby agrees to make loans to the Borrower from time to time from the date hereof to December 31, 1996 (the "Commitment Period") of sums (each referred to herein as a "Loan" and collectively as the "Loans") in an aggregate principal amount not to exceed $8,000,000. The obligation of the Lender to make the Loans during such period is referred to herein as the "Commitment."

       Section 1.2. NOTE. The Loans made by the Lender pursuant hereto, and the obligation of the Borrower to repay the aggregate unpaid principal balance of all Loans made hereunder (hereinafter referred to as the "Principal Debt"), shall be unsecured, general obligations of Borrower, evidenced by a Subordinated Debenture (the "Note") of even date herewith made by the Borrower payable to the order of the Lender in the amount of $8,000,000 with interest thereon at a rate of fifteen percent (15%) per annum. If not sooner paid, the entire principal amount of the Loans outstanding and all accrued and unpaid interest on the Loans shall be due and payable on the earliest of (i) January 1, 2000; (ii) the date any class of equity interests of Borrower is listed on a national securities exchange; (iii) the date any class of equity interests of Borrower is registered under Section 12(g) of the Securities Exchange Act of 1934; or (iv) the date any class of equity interests of Borrower is the subject of a registration statement which has become effective under the Securities Act of 1933 (the "Termination Date"). All expenditures by the Lender pursuant to the Loan Documents other than advances of principal, all amounts remaining due and unpaid after the Termination Date and any amounts due and unpaid after an Event of Default shall bear interest at the maximum rate permitted by law, until such amounts are paid to the Lender. The Note shall be in the form of Exhibit A attached hereto, with blanks appropriately completed in conformity herewith. At the time of the making of each Loan and at the time of each payment of principal thereon under the Note, the holder of the Note shall be and is hereby authorized to make a notation on the schedule substantially in the form of the Schedule A attached to the Note of the date and amount of the Loan, or payment, as the case may be; provided, however, that the failure to make such a notation with respect to any Loan shall not limit or otherwise affect the liability of the Borrower hereunder or under the Note with respect to any Loan or any other indebtedness of the Borrower to the Lender, and payments of principal and interest on the Note made by the Borrower shall not be affected by the failure to make a notation thereof on said schedule.

       All obligations of Borrower under the Note shall be subordinated in right of payment to the prior payment in full of principal of and interest on all indebtedness of Borrower for money borrowed from banks, trust companies, insurance companies or other financial institutions, whether owed at the date hereof or subsequently incurred, and all deferrals, renewals, extensions and refundings of such indebtedness (collectively, "Senior Obligations").

       Section 1.3. PURPOSE OF LOANS. The purpose of the Loans is to provide to Borrower the equity funds to be required under loan commitments from third party lenders to extend credit to Borrower with respect to development of assisted living facilities. The contemplated development schedule for such facilities is attached hereto as Schedule A, which may be revised from time to time during the Commitment Period as mutually agreed by Borrower and Lender (the "Development Schedule").

       Section 1.4. CONDITIONS PRECEDENT TO LOANS. The obligation of the Lender to lend each portion of the Commitment is contingent on the completion, to the satisfaction of the Lender, of all of the following conditions during the Commitment Period:

               (a) The Borrower, or any entity owned and controlled by the Borrower, shall have submitted to the Lender written evidenced of sufficient financing being in place for the full completion of the construction of the assisted living facility for which the Loan is sought, such evidence to include written commitments of third party lenders and/or documentation of available working capital funds of the Borrower, or any entity owned or controlled by the Borrower, committed to such purposes.

               (b) EFFECTIVENESS OF LOAN DOCUMENTS. Each of the Loan Documents shall be in full force and effect.

               (c) AVAILABILITY OF COMMITMENT. The sum of the then existing Principal Debt and the amount of the requested Loan shall be equal to or less than the Commitment.

               (d) REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or in any of the Loan Documents made by or on behalf of the Borrower shall be true and correct with the same effect as if the representations and warranties had been made on and as of the date of such Loan.

               (e) OTHER CONDITIONS PRECEDENT. The conditions precedent set forth in Sections 2.1, 2.2 and 2.4 of this Agreement shall have been fully satisfied and complied with.

               (f) The Borrower shall have given the Lender irrevocable written notice of such intent at least seven (7) days prior to the date of such intended borrowing by means of completion of a borrowing application substantially in the form of Exhibit B attached hereto, with blanks appropriately completed in conformity therewith (a "Borrowing Application"). The Borrowing Application shall be delivered to the Lender at the address set forth on the first page of this Agreement and in conformity with the provisions of Section 10.5 hereof. Subject to the terms and conditions of this Agreement, the Lender shall be obligated, within seven (7) days of the receipt by the Lender of a notice of intent to borrow in the form of a Borrowing Application, to disburse the amount set forth in such Borrowing Application.

       Section 1.5. APPLICATION OF PAYMENTS. Unless an Event of Default (as hereinafter defined) has occurred and is continuing, all payments received pursuant to this Agreement or any of the other Loan Documents shall be applied to the Obligations (as hereinafter defined) in the following order: (a) to all of the costs and expenses of the Lender which have not been reimbursed pursuant hereto and to all indemnified amounts under the Loan Documents; and (b) first, to accrued interest, and second, to principal. If an Event of Default has occurred, payment shall be applied to the obligations in such order and manner as the Lender may determine, any instructions from the Borrower to the contrary notwithstanding.

       Section 1.6. USE OF PROCEEDS. The Borrower hereby agrees and covenants that each Loan shall be used by the Borrower for the purpose set forth in Section 1.3.

       Section 1.7. SUBJECT TO PROVISIONS OF PARTNERSHIP AGREEMENT. Notwithstanding anything in this Agreement or the Note to the contrary, the Lender agrees that the payment and performance of this Agreement is expressly subject to the provisions of Article 5, Distributions, of the Partnership Agreement of DevelopMed Operating Company, dated as of October 18, 1991, by and between JMAC Properties, Inc. and DevelopMed Associates, Inc., as amended (the "Partnership Agreement").


                                      ARTICLE II

                           CONDITIONS PRECEDENT TO CLOSING

       Each closing of a Loan hereunder shall take place at the offices of Lender, or at such other place and time as shall be mutually agreed by the Borrower and the Lender (a "Closing"), upon the delivery to the Lender of such documents and instruments as are provided for herein, and provided that such conditions precedent to the Closing hereinafter set forth have been fully satisfied. The obligation of the Lender as set forth herein is subject, at the time of such Closing, to the satisfaction in the opinion of the Lender, unless waived in writing, of each of the following conditions:

       Section 2.1. EXECUTION AND DELIVERY OF LOAN DOCUMENTS. The Borrower shall have executed and delivered to the Lender each of the Loan Documents.

       Section 2.2. REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or in any of the other Loan Documents made in connection herewith by or on behalf of the Borrower shall be true and correct.

       Section 2.3. DOCUMENTATION AND PROCEEDINGS. All partnership and legal proceedings and all documents and instruments in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Lender and its counsel, and the Lender and its counsel shall have received all information and copies of all documents and instruments, including records of partnership proceedings, which the Lender or its counsel may reasonably have requested in connection therewith. Such documents and instruments shall be, where appropriate, certified by proper corporate or governmental authorities, and shall include, for the Closing, the following:

               (a) a certificate of the general partners of the Borrower as to the adoption of resolutions of the Borrower authorizing the execution, delivery and performance of each of the Loan Documents and the transactions contemplated thereby; and

               (b) such other documents as the Lender or its counsel may request.

       Section 2.4. NO CHANGE IN CONDITION. No adverse change in condition (financial or otherwise) of the Borrower or any other event shall have occurred which creates a possibility of adversely affecting the ability of the Borrower to meet and carry out its obligations under any of the Loan Documents or to perform the transactions contemplated thereby.


                                     ARTICLE III

                                AFFIRMATIVE COVENANTS

       The Borrower covenants and agrees that, so long as this Agreement is in effect and until all of the Obligations are paid and performed in full, unless compliance shall have been waived in writing by the Lender, the Borrower shall:

       Section 3.1. PAYMENT OF CHARGES. Pay and discharge before the same shall become delinquent (i) all taxes, assessments and governmental charges or levies imposed upon it and its property and (ii) all lawful claims which, if unpaid, could by law become a lien upon any of its property, provided, however, that the Borrower shall not be required to pay or discharge any such tax, assessment, charge or levy which is being contested in good faith by appropriate proceedings and with adequate reserves therefor having been set aside on its books.

       Section 3.2. MAINTENANCE OF RECORDS. Keep at all times books of record and accounts in which full, true and correct entries will be made of all dealings or transactions relating to its business operations and affairs, and provide adequate protection against loss or damage to such books of record and accounts.

       Section 3.3. COMPLIANCE WITH LAWS. Comply with all applicable laws, rules, regulations and orders of any governmental authority or agency.

       Section 3.4. FINANCIAL STATEMENTS. Furnish to the Lender (i) monthly financial statements prepared by the Borrower within twenty (20) days after the last day of each month, and (ii) within forty-five (45) days after the last day of each fiscal year, complete and detailed financial statements of the Borrower, as of and for the year ended on such last date, prepared by a certified public accountant acceptable to the Lender.

       Section 3.5. NOTICE OF LITIGATION. Promptly give written notice to the Lender of (i) any action, proceeding or claim of any nature by any person or entity, or investigation by any governmental agency or officer, of which the Borrower may have notice, which may be commenced or asserted against the Borrower or relate to any of the Loan Documents or the transactions contemplated thereby, and (ii) any dispute which may exist between the Borrower and any governmental regulatory body which may materially and adversely affect the normal business operations of the Borrower or any of its properties or assets, or the carrying out of the intent and purpose of the Loan Documents and the transactions contemplated thereby.

       Section 3.6. NOTICE OF DEFAULT. Promptly give written notice to the Lender of (i) the occurrence of any Event of Default hereunder, or any event which, with the passage of time or giving of notice or both, may constitute an Event of Default.

       Section 3.7. FURTHER ASSURANCES. Take any and all such action as the Lender may from time to time deem reasonably necessary or proper in connection with this Agreement or any of the other Loan Documents, the Obligations of the Borrower hereunder or thereunder, or for better assuring and confirming unto the Lender all or any part of the security for any of such Obligations, or for granting unto the Lender any additional security for any of the Obligations which the Lender may reasonably request from time to time.


                                      ARTICLE IV

                                  NEGATIVE COVENANTS

       The Borrower covenants and agrees that so long as this Loan Agreement is in effect and until all of the Obligations are paid and performed in full, unless compliance shall have been waived in writing by the Lender, the Borrower shall not:

       Section 4.1 ADVANCES AND LOANS. Lend money or credit or make advances to any person or entity, except for loans to entities controlled by the Borrower, or advances made to employees of the Borrower for the payment of items for which an expense report or a voucher will be filed and which items will constitute ordinary and necessary business expenses of the Borrower.

       Section 4.2. DISTRIBUTIONS. The Borrower shall not return any capital to its partners or authorize or make any other distribution, payment or delivery of property or cash to its partners as such, except as agreed to in writing by the Lender.

       Section 4.3. LIENS. Contract, create, incur, assume or suffer to exist any mortgage, pledge, lien or other charge or incumbrance of any kind (including the charge upon property purchased under conditional sale or other title retention documents) upon or with respect to, or grant any security interest or lien in, any of its property or assets, whether now owned or hereafter acquired, save and except for the security interest and lien granted herein to the Lender and any security interest and lien granted in connection with any Senior Obligations.

       Section 4.4. GUARANTIES AND OTHER LIABILITIES. Purchase or repurchase (or agree, contingently or otherwise to do so) the indebtedness of, or assume, guarantee (directly or indirectly or by an instrument having the affect of assuring another's payment or performance of any obligation or capability of doing so), endorse or otherwise become liable, directly or indirectly, in connection with the obligations of any person or entity, (other than entities controlled by Borrower) except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

       Section 4.5. CONSOLIDATION OR MERGER. Wind up, liquidate or dissolve the affairs of the Borrower or enter into any transaction for merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do so at any future time) all or substantially all of the property or assets of the Borrower, or any property or assets essential to the conduct of its business substantially as now conducted, or any of its notes receivable, installment or conditional sales agreements or accounts receivable.


                                      ARTICLE V

                                     OBLIGATIONS

       Section 5.1. OBLIGATIONS. As used herein, the term "Obligations" means the obligations of the Borrower (i) to pay all indebtedness arising out of, pursuant to or in connection with this Agreement, any future advances under this Agreement, and all renewals, extensions or amendments of such indebtedness or any part thereof or any such future advances; (ii) to pay the principal of and interest on the Note in accordance with the terms thereof, and all renewals, extensions, modifications and amendments of the Note or any part thereof and any future advances made pursuant thereto; (iii) to repay to the Lender all amounts advanced by the

Lender hereunder or otherwise on behalf of the Borrower; (iv) to pay any and all other indebtedness of the Borrower to the Lender of every kind, nature or description, direct or indirect, primary or secondary, secured or unsecured, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how such indebtedness may be evidenced, including without limitation all future advances, whether or not presently contemplated by the Borrower and the Lender; (v) to perform fully all of the terms and provisions of each of the documents and instruments constituting the Loan Documents; and (vi) to reimburse the Lender, on demand, for all of the Lender's expenses and costs, plus interest thereon at the rate specified in the Note for past due payments, from the date of the advances or incurring of such expenses or costs until reimbursed, including the fees and expenses of counsel, incurred in connection with the preparation, administration, amendment, modification or enforcement of this Agreement, any of the other Loan Documents or any other documents or instruments required hereunder or thereunder.


                                      ARTICLE VI

                                    LOAN DOCUMENTS

       Section 6.1. LOAN DOCUMENTS. This Agreement, the Note, and all documents or instruments executed pursuant hereto or thereto, are collectively referred to herein as the "Loan Documents".


                                     ARTICLE VII

                            REPRESENTATIONS AND WARRANTIES

       In order to induce the Lender to enter into this Agreement, the Borrower hereby represents and warrants to the Lender, and its successors and assigns, as follows (which representations and warranties shall survive the execution and delivery hereof):

       Section 7.1. POWER AND AUTHORITY. The Borrower is a general partnership duly created under the laws of the State of Ohio and has the full power and authority to enter into the transactions contemplated by all of the Loan Documents and any other documents or instruments given to secure the Obligations secured thereby, and all of the Obligations of Borrower under all of the foregoing are valid and binding upon the Borrower.

       Section 7.2. NO VIOLATION. Neither the execution nor the delivery of this Agreement or any of the other Loan Documents, nor the consummation of the transactions contemplated hereby or thereby, will contravene any provision of applicable law or will conflict or be inconsistent with any of the terms, covenants and conditions of any agreement, document or instrument by which the Borrower or its property is bound or to which it is a party.

       Section 7.3. CONSENTS. Borrower has obtained all consents necessary for the valid execution, delivery and performance of all of the covenants and obligations set forth in the Loan

Documents. No other consent of any other party or entity is necessary to authorize or empower the Borrower to enter into the transactions contemplated by the Loan Documents and any other documents or instruments given to secure the Obligations secured thereby.

       Section 7.4. EXECUTION OF LOAN DOCUMENTS. Each of the agreements, documents and instruments constituting the Loan Documents has been duly executed and delivered by the Borrower and each constitutes the legal, valid and binding obligations of the Borrower enforceable in accordance with its terms, except to the extent that the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally.

       Section 7.5. RECORDING AND ENFORCEABILITY. On or prior to the date each Closing, the Borrower shall have completed all recordings, filings, registrations, notices or other similar actions which are required to be taken in order to ensure the legality, validity, binding affect and enforceability of each of the Loan Documents.

       Section 7.6. BURDENSOME AGREEMENTS. The Borrower is not a party to any contract, agreement, judgment, decree or other, or subject to any provision of its articles of incorporation or bylaws which materially and adversely affects or may in the future materially and adversely affect its business, properties or assets, or its condition (financial or otherwise).


                                     ARTICLE VIII

                                       DEFAULT

       The occurrence of any of the following events shall constitute Events of Default hereunder (each referred to herein as an "Event of Default"):

       Section 8.1. NON-PAYMENT. The Borrower shall default in the due and punctual payment of any principal or interest of the Note or under any Senior Obligation, subject to any grace period or cure provision of such Senior Obligation.

       Section 8.2. DEFAULT IN LOAN DOCUMENTS. The Borrower shall default in the due performance or observance by it of any term, covenant or agreement contained in any of the Loan Documents.

       Section 8.3. REPRESENTATIONS AND WARRANTIES. Any material representation, warranty or statement made by the Borrower herein or otherwise in writing in connection herewith or in connection with any of the other Loan Documents and any agreements or documents referred to herein or therein, or in any financial statement, certificate or statement signed by any duly-authorized officer or employee of the Borrower and furnished pursuant to any of the Loan Documents, shall be breached, or shall be materially false, incorrect or incomplete when made.

       Section 8.4 VALIDITY OF LOAN DOCUMENTS. Any of the Loan Documents shall cease to be a legal, valid and binding agreement enforceable against any party executing the same in accordance with the respective terms thereof, or shall in any way be terminated, or shall become or be declared ineffective or inoperative, or shall in any way whatsoever cease to give or provide the respective rights, remedies, powers and privileges intended to be created thereby.

       Section 8.5. BANKRUPTCY. The Borrower shall suspend or discontinue its business operations, or shall generally fail to pay its debts as they mature, or shall file a petition commencing a voluntary case concerning the Borrower under any chapter of the United States Bankruptcy Code, or any involuntary case shall be commenced against the Borrower under the United States Bankruptcy Code, or the Borrower shall become insolvent (howsoever such insolvency may be evidenced).


                                      ARTICLE IX

                                  REMEDIES OF LENDER

       The following rights and remedies shall be available to the Lender:

       Section 9.1. REMEDIES UPON DEFAULT. Should an Event of Default occur, the Lender may, without demand or notice at its election, do one or more of the following:

               (a) ACCELERATION. Declare the entire unpaid balance of the Note and all other indebtedness of the Borrower to the Lender, or any part thereof, immediately due and payable, whereupon the Principal Debt of and accrued interest on the Note (at the rate set forth therein) shall be forthwith due and payable without demand, diligence, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices or further actions of any kind, all of which are hereby expressly waived by the Borrower, for itself and for any of its successors and assigns.

               (b) RIGHTS UNDER LOAN DOCUMENTS. Exercise any and all rights afforded to the Lender under or pursuant to any of the Loan Documents.

               (c) RIGHTS UNDER APPLICABLE LAWS. Exercise any and all rights afforded to the Lender by the laws of the State of Ohio or any other applicable jurisdiction.

               (d) LITIGATION. File and prosecute suit against the Borrower or any other person or persons liable therefore to collect the Obligations and the indebtedness due, and for any other remedy, legal or equitable, to which the Lender may show itself entitled.

       Section 9.2. ACCEPTANCE. The acceptance by the Lender at any time and from time to time of part payment of the Obligations shall not be deemed to be a waiver of any Event of

Default then existing. No waiver by the Lender of any Event of Default shall be deemed to be a waiver of any other Event of Default then existing or subsequently occurring.

       Section 9.3. CUMULATIVE RIGHTS. All rights available to the Lender under the Loan Documents shall be cumulative of and in addition to all of the rights granted to the Lender at law or in equity, whether or not the Obligations are then due and payable and whether or not the Lender shall have instituted suit for collection or other action in connection with the Loan Documents.

       Section 9.4. RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default or any condition, event or act which, with the giving of notice or lapse of time, or both, would constitute such an Event of Default, the Lender is hereby authorized at any time or from time to time, without notice to the Borrower or to any other person or entity, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all indebtedness at any time held or owing by the Lender to or for the credit or the account of the Borrower against and on account of the Obligations and liabilities of the Borrower to the Lender under any of the Loan Documents, including without limitation all claims of any nature or description arising out of or connected with any of the Loan Documents, irrespective of whether or not the Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.


                                      ARTICLE X

                                    MISCELLANEOUS

       Section 10.1. BENEFIT. This Agreement shall be binding upon and inure to the benefit of the Lender, the Borrower, and their successors and assigns; provided, however, that the Borrower may not transfer or assign all or any of its rights or obligations hereunder or under any of the other Loan Documents without the prior written consent of the Lender.

       Section 10.2. OHIO LAW CONTROLS. This Agreement and the rights and obligations of the parties hereunder and under the other Loan Documents shall be construed in accordance with and be governed by the laws of the State of Ohio and by applicable federal law. ANY ACTION, SUIT OR PROCEEDING ARISING IN CONNECTION WITH OR PURSUANT TO THE EXECUTION, VALIDITY OR PERFORMANCE OF THIS AGREEMENT SHALL BE PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS IN COLUMBUS, OHIO. EACH PARTY HERETO CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED IN COLUMBUS, OHIO, AND HAVING JURISDICTION OVER THE SUBJECT MATTER HEREOF.

       Section 10.3 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, embodies the entire agreement between the parties with regard to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

       Section 10.4. INVALIDITY OF ANY PROVISION. The invalidity of any one or more phrases, sentences, clauses, paragraphs or sections hereof or of any of the other Loan Documents shall not affect the remaining portions of this Note or of any of the other Loan Documents or any part thereof, all of which are inserted conditionally on their being held legally valid. In the event that one or more of the phrases, sentences, clauses, paragraphs or sections contained herein or therein should be invalid, or should operate to render this Note or any of the other Loan Documents shall be construed as if such invalid phrase or phrases, sentence or sentences, clause or clauses, paragraph or paragraphs, or section or sections had not been inserted.

       Section 10.5. NOTICES. Notices hereunder may be given by mailing the same by United States registered or certified mail to the appropriate party at the addresses set forth on the first page of this Agreement. Copies of all notices to be sent to any party hereunder shall also be sent to counsel for such party.

       Section 10.6. USURY SAVINGS CLAUSE. Under no circumstances shall the amounts paid or agreed to be paid hereunder or under any of the other Loan Documents exceed the highest lawful rate permitted under applicable usury law (the "Maximum Rate") and the payment of the Obligations of the Borrower hereunder and thereunder are hereby limited accordingly. If under any circumstances whatsoever, whether by reason of advancement or acceleration of the maturity of the Obligations or otherwise, the aggregate amount paid hereunder or under any of the other Loan Documents shall include amounts which by law are deemed interest and which would exceed the Maximum Rate, the Borrower stipulates that the payment and collection of such excess amounts shall have been and will be deemed to have been the result of a mistake on the part of both the Borrower and the Lender and the party receiving such excess payments shall promptly credit such excess (to the extent only of such interest payments in excess of the Maximum Rate) against the unpaid principal amount of the Obligations to which such excess may lawfully be credited, and any portion of such excess payments not capable of being so credited shall be refunded to the Borrower.

       Section 10.7. WAIVER. Neither the failure nor delay on the part of the Lender in exercising any right, power or privilege hereunder or under any of the other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other further exercise of any other right, power or privilege, nor shall any course of dealing between the Lender and the Borrower operate as a waiver of any right, power or privilege of the Lender. Failure of the Lender to give, or the Borrower to receive, any notice required to be given under any of the Loan Documents shall not relieve the Borrower of any covenant or obligation thereunder and shall not constitute a waiver of any Event of Default then existing.

       Section 10.8. MODIFICATION. ETC. No modification, amendment or waiver of any provision of this Agreement or any of the other Loan Documents, nor consent to any departure by the Borrower, shall in any event be effective unless the same shall be in writing and signed by the Lender. Any such waiver or consent shall only be effective with respect to the specific instance and for the specific person for which the same is given. No notice or demand made to the Borrower in any event shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

       Section 10.9. EXTENSIONS AND RENEWALS. This Agreement shall be applicable to all extensions and renewals of any or all of the Obligations, and the terms and conditions of this Agreement shall apply, in toto, to all of the Obligations and any extensions and renewals thereof.

       Section 10.10. RIGHT TO DEFEND. The Lender shall have the right, at the Borrower's sole cost and expense, to appear in or defend any action or proceeding in which the Lender is named or joined or otherwise purporting to effect the rights or duties thereof, and in connection therewith the Lender shall have the right to pay out of the proceedings of the Loans and/or recover from the Borrower all necessary costs and expenses, including without limitation attorneys' fees, appear in or defend any such action or proceeding with counsel satisfactory to the Lender.

       Section 10.11. INDEMNITY. The Borrower hereby agrees to protect, indemnify, defend and hold harmless the Lender from and against any and all liability, expense or damage of any kind or nature from any suits, claims or demands, including without limitation costs and expenses of attorneys' fees, as a result of any matter, whether in suit or otherwise, arising out of, pursuant to or in connection with this Agreement or any of the other Loan Documents, or the transactions contemplated hereby or thereby.

       IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                       BORROWER:

                                       DEVELOPMED OPERATING COMPANY

                                       By:     DEVELOPMED ASSOCIATES, INC., a
                                               general partner



                                               By:___________________________

                                               Title:________________________



                                       By:     JMAC PROPERTIES, INC., a
                                               general  partner



                                               By:___________________________

                                               Title:________________________



                                       LENDER:

                                       JMAC, INC.



                                       By:___________________________________

                                       Title:________________________________

                            LIST OF EXHIBITS AND SCHEDULES


Exhibit A      Subordinated Debenture

Exhibit B      Borrowing Application

Schedule A     Development Schedule

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") OR THE SECURITIES LAWS OF ANY STATE JURISDICTION ("STATE ACTS"). IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE NOTE UNDER THE ACT AND STATE ACTS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.



                            DEVELOPMED OPERATING COMPANY
                              15% SUBORDINATED DEBENTURE



Issuer                         DevelopMed Operating Company,
                               an Ohio general partnership
                               919 Old Henderson Road
                               Columbus, Ohio  43220

Principal Amount               $8,000,000

Date of Note                   December 29, 1995

Maturity Date                  January 1, 2000, or such earlier date as set
                               forth herein

Interest Rate                  15% per annum, payable annually


                               * * * * * * * * * * * *

                                SUBORDINATED DEBENTURE

       For value received, DevelopMed Operating Company (the "Borrower") hereby unconditionally promises to pay to the order of JMAC, Inc., an Ohio corporation, or its successors or assigns (the "Holder") the principal amount of Eight Million Dollars ($8,000,000), or so much thereof as may be disbursed to, or for the benefit of, the undersigned and remain unpaid (the "Principal Debt"), and to pay interest on the Principal Debt (the "Interest"), each upon the terms and subject to the conditions set forth in this Subordinated Debenture (this "Note"). This Note has been issued pursuant to a Loan Agreement (the "Agreement"), between the Borrower and the Holder, dated as of December 29, 1995, the terms, conditions and other provisions of which are incorporated herein and made a part hereof. All defined terms not defined herein shall have the meaning specified in the Agreement.

       1. PAYMENT OF PRINCIPAL AND INTEREST. Principal and Interest hereunder shall be payable as follows:

               (a) The interest rate on this Note shall be 15% per annum. Interest shall be calculated monthly on the Principal Debt and shall be computed on the basis of the actual number of days elapsed over a year consisting of 12 months of 30 days each. Interest shall commence to accrue on the date the first Loan is effected pursuant to the Agreement, and will continue to accrue until (a) the Principal Debt is paid in full pursuant to the terms hereof and (b) all other obligations of the Borrower under this Note and the Agreement have been satisfied.
       Interest which accrues hereunder shall be referred to as "Accrued Interest." Accrued Interest on this Note shall be due and payable annually within 10 days following the end of each calendar year.

               (b) The amount of the Principal Debt, together with any Accrued Interest while remains unpaid, shall be due and payable upon the earliest of:

                       (i)     January 1, 2000;

                       (ii) the date any class of equity interests of Borrower is listed on a national securities exchange;

                       (iii) the date any class of equity interests of Borrower is registered under Section 12(g) of the Securities Exchange Act of 1934; or

                       (iv) the date any class of equity interests of Borrower is the subject of a registration statement which has become effective under the Securities Act of 1933.

               (c) All expenditures by the Holder under the Loan Documents, other than advances of principal, all amounts remaining due and unpaid after the due date and any amounts due and unpaid after an Event of Default shall bear interest at the maximum rate permitted by law, until such amounts are paid to the Holder.

       The principal and interest due hereunder shall be evidenced by the Holder's records which, absent manifest error, shall be conclusive as to the computation of principal and interest balances owing by the Borrower to the Holder hereunder. Interest accruing on past due principal and interest hereunder shall be payable on demand.

       The indebtedness evidenced hereby may be prepaid in whole or in part in accordance with the provisions of the Agreement. In any event, all payments and prepayments received by the Holder shall (a) be applied to all of the costs and expenses of the Holder to be reimbursed by the Borrower as set forth in the Agreement and to all indemnified amounts thereunder; (b) be applied, first, to Accrued Interest, and second, to Principal Debt; and (c) shall be credited as of the time received by the Holder in cash or equivalent or when finally collected. The Holder shall not be obligated to extend any credit or make any funds available to Borrower hereunder after the term of this Note or after the occurrence of any Event of Default.

       The Holder of this Note is authorized to endorse the date and amount of each payment or prepayment of principal hereof on Schedule A which is attached hereto and incorporated herein by reference or on a continuation thereof, which endorsement shall constitute prima facie evidence of the accuracy of the information endorsed.

       All obligations of Borrower under this Note shall be subordinated in right of payment to the prior payment in full of principal of and interest on all indebtedness of Borrower for money borrowed from banks, trust companies, insurance companies, or other financial institutions, whether owed at the date hereof or subsequently incurred, and all deferrals, renewals, extensions and refundings of such indebtedness.

       2. DEFAULT AND REMEDIES. The occurrence of any of the following events shall constitute Events of Default hereunder (each referred to herein as an "Event of Default").

               (a) NON-PAYMENT. The Borrower shall default in the due and punctual payment of any principal or interest of this Note, or under any Senior Obligation (as defined in the Agreement), subject to any grace period or cure provision of such Senior Obligation.

               (b) DEFAULT IN LOAN DOCUMENTS. The Borrower shall default in the due performance or observance by it of any material term, covenant or agreement contained in any of the Loan Documents.

               (c) REPRESENTATIONS AND WARRANTIES. Any material representation, warranty or statement made by the Borrower in the Agreement or otherwise in connection herewith or in connection with any of the other Loan Documents and any agreements or documents referred to herein or therein, or in any financial statement, certificate or statement signed by any duly authorized officer or employee of the Borrower and furnished pursuant to any of the Loan Documents, shall be materially breached, or shall be materially false, incorrect or incomplete when made.

               (d) VALIDITY OF LOAN DOCUMENTS. Any of the Loan Documents shall cease to be a legal, valid and binding agreement enforceable against any party executing the same in accordance with the respective terms thereof, or shall in any way be terminated, or shall become or be declared ineffective or inoperative, or shall in any way whatsoever cease to give or provide the respective rights, remedies, powers and privileges intended to be created thereby.

               (e) BANKRUPTCY. The Borrower shall suspend or discontinue its business operations, or shall generally fail to pay its debts as they mature, or shall file a petition commencing a voluntary case concerning the Borrower under any chapter of the United States Bankruptcy Code, or any involuntary case shall be commenced against the Borrower under the United States Bankruptcy Code, or the Borrower shall become insolvent (howsoever such insolvency may be evidenced).

       If an Event of Default occurs and is continuing, the Holder may declare
(i) the Principal Debt, (ii) the Accrued Interest, and (iii) any other amounts payable under this Note or the Agreement ((i), (ii), and (iii) collectively the "Obligations") to be due and payable immediately. In addition, if an Event of Default occurs and is continuing, the Holder may pursue any available remedy by proceeding in law or in equity to collect the Obligations or to enforce the performance of any provision of this Note.

       3.      SUBJECT TO PROVISIONS OF PARTNERSHIP, AGREEMENT.
Notwithstanding anything in this Note or the Agreement to the contrary, the Holder agrees that the payment and performance of this Note is expressly subject to the provisions of Article 5, Distributions, of the Partnership Agreement of DevelopMed Operating Company, dated as of October 18, 1991, by and between JMAC Properties, Inc. and DevelopMed Associates, Inc., as amended.

       4. MANNER OF PAYMENT. All payments of the Obligations will be paid b y the Borrower to the order of the Holder in immediately available funds (U.S. Dollars). Unless the Holder provides different payment instructions to the Borrower by written notice, all such payments will be made, as directed by Holder, either by (i) a good funds check made payable to the order of the Holder mailed (first class postage prepaid) or personally delivered to the Holder at the address specified above or (ii) by wire transfer transmitted to the bank account of the Holder. Upon the payment or discharge in full of the Obligations, the Holder will deliver this Note to the Borrower endorsed "Paid-in-Full and Discharged."

       5. WAIVERS. To the full extent not otherwise prohibited or limited by applicable law or by the terms of this Note or the Agreement, the Borrower and all persons now or hereafter liable, primarily or secondarily, for the payment, notice of dishonor, protest, notice of protest and any and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement of the Note, notice of any action taken in reliance upon this Note, or any other notice or demand of any type or description except as specifically provided for in this Note or the Agreement, and (ii) agrees that the time for payment or payments of the

Obligations or any part thereof, may be extended without releasing or otherwise affecting the liability of the Borrower hereon. The failure by the Holder to exercise any right under this Note shall not be construed as a waiver of such right or any other right by the Holder.

       6. NOTICE. Any notice or demand required or permitted to be given to the Borrower or Holder in connection with this Note (Each, a "Notice") shall be mailed by first class mail postage prepaid and addressed to the Borrower at its address specified above or if to the Holder, to:


       JMAC, Inc.
       Suite 150
       150 East Wilson Bridge Road
       Worthington, Ohio  43085

The Borrower or the Holder may change its respective address for the delivery of Notices by giving written Notice as provided for in this section.

       7. GOVERNING LAW; CHOICE OF FORUM; CONSENT TO JURISDICTION. This Note and the rights and obligations of the Borrower and the Holder under this Note shall be governed by and construed and enforced in accordance with the laws of the State of Ohio. As specifically bargained inducement for the Holder to extend credit giving rise to the indebtedness evidence hereby, the undersigned and Holder hereby agree that: ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS NOTE, ITS MAKING, VALIDITY R PERFORMANCE, AT THE SOLE OPTION OF THE LENDER OR LEGAL HOLDER HEREOF, SHALL BE PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS IN COLUMBUS, OHIO. THE UNDERSIGNED CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED IN COLUMBUS, OHIO, AND HAVING JURISDICTION OVER THE SUBJECT MATTER HEREOF.

       8. NO WAIVER IMPLIED BY DELAY. No delay or omission on the part of the Holder in exercising any right hereunder shall operate as a waiver of such right or any right under this Note. A waiver on any one occasion must be in writing and shall not be construed as a bar to or waiver of any such right and/or remedy on any future occasion.

       9. SEVERABILITY OF PROVISIONS. Any provision of this Note which is prohibited or unenforceable under applicable law in any jurisdiction shall, as to such jurisdiction and only such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Note or affecting the validity or enforceability of such provision in any other jurisdiction. No provision of this Note shall be deemed to require the payment or permit the collection of interest in excess of that permitted by applicable law. In the event that the Interest Rate is determined to be in excess of that interest rate permitted by applicable law, then the Interest Rate shall be deemed to be the maximum interest rate permitted from time to time during the term of this Note under applicable law.

       THE UNDERSIGNED HEREBY AUTHORIZES ANY ATTORNEY-AT-LAW TO APPEAR FOR THE UNDERSIGNED IN ANY ACTION ON THIS NOTE, AT ANY TIME AFTER THE SAME BECOMES DUE AND HEREIN PROVIDED IN ANY COURT OF RECORD IN OR OF THE STATE OF OHIO OR ELSEWHERE, TO WAIVE THE ISSUANCE AND SERVICE OF PROCESS AGAINST THE UNDERSIGNED, AND TO CONFESS JUDGMENT IN FAVOR OF THE LEGAL HOLDER OF THIS NOTE AGAINST THE UNDERSIGNED FOR WHOM AN APPEARANCE HAS BEEN SO ENTERED, FOR THE AMOUNT THAT MAY BE DUE HEREON AND THE COSTS OF SUIT, AND ALSO TO WAIVE AND RELEASE ALL ERRORS IN SAID PROCEEDINGS AND JUDGMENT, AND ALL PROCEEDINGS, PETITIONS, WRITS OF ERROR, RIGHTS OF APPEAL AND STAYS OF EXECUTION FROM THE JUDGMENT RENDERED. THE FOREGOING WARRANT OF ATTORNEY SHALL SURVIVE ANY JUDGMENT, AND, IF ANY JUDGMENT BE VACATED FOR ANY REASON, THE HOLDER HEREOF NEVERTHELESS MAY THEREAFTER USE THE FOREGOING WARRANT OF ATTORNEY TO OBTAIN AN ADDITIONAL JUDGMENT OR JUDGMENTS AGAINST THE UNDERSIGNED.

       This Note was executed by the Borrower as of the date specified on the first page hereof at Columbus, Franklin County, Ohio.

WARNING--BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL.
- --------------------------------------------------------------------------------
IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR
- --------------------------------------------------------------------------------
PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU
- -------------------------------------------------------------------------
REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED
- -------------------------------------------------------------------------------
GOODS. FAULTY GOODS. FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT. OR ANY
- -----------------------------------------------------------------------------
OTHER CAUSE.
- ------------


                               DEVELOPMED OPERATING COMPANY,
                               an Ohio general partnership

                               By:     DEVELOPMED ASSOCIATES, INC.,
                                       a general partner



                                       By: ________________________________

                                       Title:______________________________


                               By:     JMAC PROPERTIES, INC.,
                                       a general partner



                                       By: ________________________________

                                       Title:______________________________

                                    SCHEDULE A TO

                                SUBORDINATED DEBENTURE

                            LOANS AND REPAYMENTS OF LOANS


                                                 Unpaid
                    Amount         Amount       Principal
                      of             of         Balance of      Notation
     Date            Loan        Loan Repaid       Loans         Made By
     ----            ----        -----------       -----         -------
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________
  ______________ ______________ ______________ ______________ ______________

                                      EXHIBIT B

                                BORROWING APPLICATION

JMAC, INC.
Suite 150
150 East Wilson Bridge Road
Worthington, Ohio  43085

       Reference is made to that certain Loan Agreement dated as of December
29, 1995 (the "Agreement") executed by and between DevelopMed Operating Partnership as Borrower (the "Borrower"), and JMAC, Inc. as Lender (the "Lender"). The terms used herein shall have the same meanings provided therefor in the Agreement unless the context hereof otherwise requires or provides.

       This Borrowing Application must be submitted to the Lender by delivery as set forth in the Agreement not less than seven (7) full business days prior to the date of the proposed disbursement hereunder.

       Pursuant to the terms of the Agreement, the Borrower hereby requests a disbursement of $______________ pursuant to the Commitment on ____________, l99_ for purposes of the __________________ project.

       The Borrower hereby certifies to the Lender that on the date hereof (a) all of the conditions precedent and requirements for borrowing proceeds of the Loan to be met by the Borrower pursuant to the terms of the Agreement have been fully and completely satisfied, (b) no Event of Default has occurred, or any act or omission which, with the giving of notice or passage of time, or both, would constitute an Event of Default, and (c) all of the representations and warranties of the Borrower in the Agreement are true in all material respects as if made on the date hereof.

                                       DEVELOPMED OPERATING PARTNERSHIP


Dated: ________________, l99_          By:   DEVELOPMED ASSOCIATES, INC., a
                                             general partner



                                       By:     ____________________________

                                       Its:    ____________________________

                                      SCHEDULE A
                                      ----------

KARRINGTON COMMUNITIES
REVISED DEVELOPMENT SCHEDULE

                                                             9 mos. Out
                                                             Open Info.
                          Revised Opening    Start Const.  Center (Adm.)  Total
                          ---------------    ------------  -------------  -----
Shaker                        30-Oct-95      30-Oct-94       01/28/95     $400
Worthington, Ohio             12-Jan-96      30-Jul-95       10/28/95    1,500
Toledo, Ohio                 12-June-96      27-Jun-95       09/25/95        0
South Hills, Pa.             06-June-96      31-Jul-95       10/29/95    1,408
Fall Creek, Ind.              26-Oct-96      13-Nov-95       02/11/95    1,300
Willow Lake, Ind.             05-Dec-96      06-Feb-96       05/06/96    1,262


Rocky River                   01-Apr-97      06-May-96       08/04/96    1,262
Carmel, Ind.                  01-Apr-97      01-May-96       07/30/96    1,262
Gahanna, Ohio                 01-Jul-97      01-May-95       07/30/96    1,262
Lyndhurst, Ohio               01-Jul-97      08-May-96       08/06/96    1,262
Sylvania, Ohio                04-Mar-97      08-May-96       08/06/96    1,262
Louisville, Ky.               01-Jul-97      01-May-96       07/30/96    1,262
Bath, Oh.                     01-Apr-97      06-May-96       08/04/96    1,262
Monroeville, Pa.              01-Jul-97      01-Jun-96       08/30/96    1,262
Fort Wayne, Ind.              05-Feb-97      12-Mar-96       06/10/96    1,262
Gahanna, Oh.                  01-Jul-97      04-Jun-96       09/02/96    1,262

Ann Arbor, Mi                 10-Apr-97      15-May-96       08/13/96        0
Detroit, Mi                   31-Mar-98      05-May-97       08/30/97    1,262
Penn Hills, Pa.               27-Mar-97      01-May-96       07/30/96        0
Louisville, Ky.               28-Mar-98      02-Jun-97       08/31/97    1,262
Toledo, Ohio                  28-Apr-98      02-Jun-97       08/31/97    1,262

Lexington, Ky.                02-Mar-98      05-Jul-97       10/03/97        0
Cleveland 3-Parma Area        01-Jan-99      02-Feb-98       05/03/98    1,262
Cleveland 4-Westlake Area     01-Jan-99      02-Feb-98       05/03/98    1,262
Cleveland 5-Bay Village       01-Jan-99      02-Feb-98       05/03/98    1,262
Detroit 3-Royal Oak           01-Jan-99      02-Feb-98       05/03/98    1,262

SISTERS OF CHARITY:
- -------------------
Albuquerque-Assisted          01-Jul-96      06-Aug-95       11/04/95      250
Albuquerque-Alzheimers        01-Jul-96      06-Aug-95       11/04/95      100
Colorado Springs              01-Mar-97      05-Apr-96       07/04/96      250
Cincinnati-Wyoming            01-Dec-96      06-Jan-96       04-05/96      250
Cincinnati-Montgomery         01-Dec-96      06-Jan-96       04/05/96      250
Dayton/Englewood              31-Mar-97      05-May-96       08/03/96      250

                       Total all Projects                               27,324


                               CAPITAL REQUIREMENTS, EXCLUDING WORKING CAPITAL, IN 000'S
                               PROTOTYPE QUARTERLY REQUIREMENTS: EQUITY ONLY


                               Nov-95  Dec-95  Jan-96  Feb-96  Mar-96  Apr-96  May-96  Jun-96  Jul-96  Aug-96  Sep-96
                               ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Shaker                            300     100
Worthington, Ohio                 700     800
Toledo, Ohio                        0                       0
South Hills, Pa.                  704     704       0
Fall Creek, Ind.                  500     300     300     200
Willow Lake, Ind.                                   0     778     228     256


Rocky River                                                                       778     228     256
Carmel, Ind.                                                                              778     228     256
Gahanna, Ohio                                                                     778     228     256
Lyndhurst, Ohio                                                                   778     228     256
Sylvania, Ohio                                                                    778     228     256
Louisville, Ky.                                                           778     228     256
Bath, Oh.                                                                         778     228     256
Monroeville, Pa.                                                                          778      28     256
Fort Wayne, Ind.                                                  778     228     256
Gahanna, Oh.                                                                              778     228     256

Ann Arbor, Mi
Detroit, Mi
Penn Hills, Pa.
Louisville, Ky.
Toledo, Ohio

Lexington, Ky.
Cleveland 3-Parma Area
Cleveland 4-Westlake Area
Cleveland 5-Bay Village
Detroit 3-Royal Oak

SISTERS OF CHARITY:
- -------------------
Albuquerque-Assisted
Albuquerque-Alzheimers
Colorado Springs
Cincinnati-Wyoming
Cincinnati-Montgomery
Dayton/Englewood

  Total all Projects            2,204   1,904     300     978   1,006   1,262   4,374   3,730   1,964     768       0
                                -----   -----     ---     ---   -----   -----   -----   -----   -----     ---       -

  Quarter Totals                        4,108                   2,284                   9,386                   2,732
                                        -----                   -----                   -----                   -----

              Period Totals            $4,108                                          11,650                 $14,382
                                       ------                                          ------                 -------
                                       ------                                          ------                 -------
